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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

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                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  March 18, 1996


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                        PRIDE PETROLEUM SERVICES, INC.
            (Exact name of registrant as specified in its charter)



         Louisiana                  0-16961                 76-0069030
(State or other jurisdiction      (Commission            (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)



                        1500 City West Blvd., Suite 400
                             Houston, Texas  77042
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code:  (713) 789-1400


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ITEM 5.  OTHER EVENTS

      Reference is made to the attached press release.
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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRIDE PETROLEUM SERVICES, INC.



                                           By:         PAUL A. BRAGG
                                              -------------------------------
                                                      (Paul A. Bragg)
                                               Vice President, Treasurer and
                                                  Chief Financial Officer

Date:  March 20, 1996

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